UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2015

COLONIAL FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34817	90-0183739
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 205-0058

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Special Meeting of Stockholders of Colonial Financial Services, Inc. (the “Company” or the “Registrant”) was held on March 18, 2015 (the "Special Meeting"). The matters considered and voted on by the Company's stockholders at the Special Meeting and the vote of the stockholders was as follows:

Matter 1: The approval of the proposed Agreement and Plan of Merger, dated as of September 10, 2014, by and between the Company and Cape Bancorp, Inc. (“Cape”) and the merger of the Company and Cape provided for therein (the “Merger”):

For	Against	Abstentions	Broker Non-Votes
2,783,138	28,704	542	0

Matter 2: The approval of a non-binding, advisory proposal to approve the compensation paid to the named executive officers of the Company if the Merger is consummated:

For	Against	Abstentions	Broker Non-Votes
2,573,705	102,615	136,064	0

Matter 3: The approval of a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger:

For	Against	Abstentions	Broker Non-Votes
2,767,018	43,670	1,696	0

Pursuant to the foregoing votes, the Merger was approved and the non-binding, advisory proposal to approve the compensation paid to the named executive officers of the Company if the Merger is consummated was approved. In light of the affirmative vote with respect to the Merger in Matter 1, the vote on Matter 3 (with respect to the adjournment of the Special Meeting to solicit additional votes for the Merger) was rendered moot.

Item 8.01.	Other Events.

On March 18, 2015, the Registrant and Cape Bancorp, Inc. disseminated a joint press release announcing that the Agreement and Plan of Merger, dated September 10, 2014 and filed with the Commission on September 11, 2014 as an exhibit to the Registrant’s Form 8-K, has been approved by the shareholders of each company. A copy of the March 18, 2015 joint press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated March 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLONIAL FINANCIAL SERVICES, INC.
DATE: March 19, 2015	By:	/s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated March 18, 2015